Inventories, Net	6 Months Ended
Jun. 30, 2023
Inventories, Net [Abstract]
Inventories, net

Note 12. Inventories, net

	As of June 30, 2023	As of December 31, 2022
Raw materials and supplies	$50,371	$42,701
Products in process	6,600	7,412
Finished products and merchandise	42,094	41,492
Inventory in transit	9,950	11,531
Subtotal	$109,015	$103,136
Less: Provision	(5,540)	(6,303)
Total	$103,475	$96,833

Inventories recognized as cost of goods sold for the six months ended June 30, 2023 amounted to $86,969 (for the six months ended June 30, 2022: $78,294). Inventories used as samples for the six months ended June 30, 2023 amounted to $3,026 (for the six months ended June 30, 2022: $4,068), were recognized as marketing expenses.

Write-downs of inventories to net realizable value and obsolescence adjustments for the six months ended June 30, 2023 amounted to $2,502 (for the six months ended June 30, 2022: $1,010), were recognized within sales expenses.